Exhibit 32.2

Certification Of Principal Accounting Officer

Pursuant To 18 U.S.C. Section 1350

As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the quarterly report of Melo Biotechnology Holdings, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fung Ming, Principal Accounting Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

/s/ Fung Ming
Fung Ming, Principal Accounting Officer

May 20, 2009